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[LOGO OF METLIFE]                                        VARIABLE ANNUITY APPLICATION                 SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class O                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT
                   John              J.          Doe                         Social           123              45             6789
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)    (Last)
                                                                                                                 4      12      58
                                                                             Sex [X] M [_] F   Date of Birth _______/_______/______
123 Main Street                     Anytown     IL            60001                  708       123-4567
__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)    (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)   (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


Mary J. Doe,                         123 Main Street, Anytown, IL,                   Wife,                 234  - 56 - 7890     100%
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Primary Name                         Address (Street - No P.O. Box)               Relationship          Social Security Number   %

                                                                                                               -    -
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Primary Name                         Address (Street - No P.O. Box)               Relationship          Social Security Number   %

                                                                                                               -    -
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Contingent Name                      Address (Street - No P.O. Box)               Relationship          Social Security Number   %

                                                                                                               -    -
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Contingent Name                      Address (Street - No P.O. Box)               Relationship          Social Security Number   %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                         6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                          Funding Source of Purchase Payment
                                                                                     ----------------------------------
.. NON-QUALIFIED ...............[X]                                                   [_] 1035 Exchange/Transfer  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                                         [10,000]
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           Make Check Payable to
                                                                                                   First MetLife Investors Insurance
                                                                                                   Company
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                          $10,000 Non-Qualified and Qualified


6900 (12/11)                                                [BAR CODE]                                                        APPONY
                                                                                                                            MAY 2012
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RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS (Optional)
     GUARANTEED MINIMUM INCOME BENEFITS (GMIB)
     [_] GMIB Max III

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     [_] Principal Protection (no additional charge)
     [_] Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company (Metlife), First MetLife Investors Variable Annuity Account One. PAYMENTS
AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

John J. Doe
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(Owner Signature and Title, Annuitant unless otherwise noted)


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(Joint Owner Signature and Title)


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(Signature of Annuitant if other than Owner)

Signed at             Anytown,                         IL                       Date      November 11, 2000
          -------------------------------------------------------------------        -----------------------------------------------
                     (City)                            (State)

10. AGENT'S REPORT

All information provided by the applicant has been truly and accurately recorded.
Does the applicant have any existing life insurance policies or annuity contracts?                [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?    [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.


Richard Roe                                                                      (312) 456-7890
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Agent's Signature                                                               Phone

Richard Roe, #723
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Agent's Name and Number

456 Main Street, Anytown, IL 60001
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Name and Address of Firm

#723
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State License ID Number (Required for FL)

1234567
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Client Account Number

6900 (12/11)                                                 Page 2                                                           APPONY
                                                                                                                            MAY 2012
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